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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 29, 2000

                             LifeMinders.com, Inc.
           ________________________________________________________
            (Exact name of registrant as specified in its charter)

DELAWARE                             000-28133      52-1990403
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(State of other jurisdiction   (Commission File     (IRS Employer Identification
of incorporation)              Number)              Number)

1110 Herdon Parkway, Suite 300
Herndon, Virginia                                             20170
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (703) 707-8261
                                                          --------------

                      ___________________________________
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
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          On March 29, 2000, LifeMinders.com, Inc., a Delaware corporation (the
"Company"), WITI Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of the Company ("Acquisition Corp."), WITI Corporation, a Colorado corporation ("WITI"), and the stockholders of WITI (the "WITI Stockholders") entered into an Agreement and Plan of Merger pursuant to which Acquisition Corp. was merged with and into WITI (the "Merger"). In consideration for the Merger, the Company delivered to the WITI Stockholders $2,500,000 in cash and 345,796 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), and assumed options that are exercisable to acquire a total of 38,266 shares of the Company Common Stock. The consideration paid to the WITI Stockholders was based on the Company's evaluation of the financial condition, business operations and prospects of WITI, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The cash portion of the merger consideration was paid from the Company's working capital. The Company will account for the transaction as a purchase business combination.

          WITI offers personalized weather forecasts for up to 120,000 locations within the United States. WITI is also able to deliver wireless weather forecasts and alerts. WITI is a spin-off of the National Center for Atmospheric Research, a non-profit organization created in 1959 by a consortium of the nation's leading universities to study atmospheric conditions using computerized technology. The Company intends to leverage WITI's expertise and capabilities to deliver a broad range of personalized, targeted wireless alerts and messages to its member base and business-to-business outsourcing partners.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements.

          The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

     (b)  Pro Forma Financial Information.

          The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.
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     (c)  Exhibits.

          A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LifeMinders.com, Inc.

                              By:  /s/ Joseph S. Grabias
                                   -----------------------------------
                                   Chief Financial Officer


Dated:    April 13, 2000
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                               INDEX TO EXHIBITS

Exhibit Number                          Exhibit
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2.1                                     Agreement and Plan of Merger dated
                                        March 29, 2000